As filed with the Securities and Exchange Commission on September 14, 2005
Registration No. 333-127798

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Amendment No. 1 to
Form S-4
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

EL PASO CORPORATION
(Exact Name of Registrant As Specified In its Charter)

Delaware	4922	76-0568816
(State or Other Jurisdiction of Incorporation or Organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification No.)

El Paso Building 1001 Louisiana Street Houston, Texas 77002 (713) 420-2600 (Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)	Robert W. Baker, Esq. El Paso Building 1001 Louisiana Street Houston, Texas 77002 (713) 420-2600 (Name, Address, Including Zip Code, and Telephone Number, Including Area Code, of Agent For Service)

Copy To:

Andrews Kurth LLP 600 Travis, Suite 4200 Houston, Texas 77002 Attention: G. Michael O’Leary, Esq. (713) 220-4200

      Approximate date of commencement of proposed sale of the securities to the public: As soon as practicable following the effectiveness of this registration statement.
      If the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box.     ☐
      If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier registration statement for the same offering.     ☐
      If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.     ☐

CALCULATION OF REGISTRATION FEE

		Proposed Maximum	Proposed Maximum
Title of Each Class of	Amount	Offering Price	Aggregate	Amount of
Securities to be Registered	to be Registered	per Unit(1)	Offering Price(1)	Registration Fee(1)(2)

7.625% Senior Notes due August 16, 2007	$272,102,000	100%	$272,102,000	$32,027

(1)	The registration fee was calculated pursuant to Rule 457(f) under the Securities Act of 1933. For purposes of this calculation, the offering price per note was assumed to be the stated principal amount of each old note that may be received by the registrant in the exchange transaction in which the notes will be offered.

(2)	Amount paid with initial filing.

     The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

Explanatory Note
      The purpose of this Amendment No. 1 to El Paso Corporation’s Registration Statement on Form S-4 (File No. 333-127798) is to file exhibits 5.A and 8.A to such Registration Statement.

ITEM 21.	EXHIBITS AND FINANCIAL STATEMENT SCHEDULES
      (A) Exhibits
      Each exhibit identified below is filed as part of this registration statement. Exhibits not incorporated by reference to a prior filing or previously filed are designated by an “*”; all exhibits not so designated are incorporated herein by reference to a prior filing as indicated. Exhibits designated with a “+” constitute a management contract or compensatory plan or arrangement required to be filed as an exhibit to this registration statement pursuant to Item 601(b)(10) of Regulation S-K.

Exhibit No.		Exhibit

2	.A	Merger Agreement, dated as of December 15, 2003, by and among Enterprise Products Partners L.P., Enterprise Products GP, LLC, Enterprise Products Management LLC, GulfTerra Energy Partners, L.P. and GulfTerra Energy Company, L.L.C. (including the form of Assumption Agreement to be entered into in connection with the merger, attached as an exhibit thereto) (Exhibit 2.1 to our Form 8-K filed December 15, 2003)

2	.B	Parent Company Agreement, dated as of December 15, 2003, by and among Enterprise Products Partners L.P., Enterprise Products GP, LLC, Enterprise Products GTM, LLC, El Paso Corporation, Sabine River Investors I, L.L.C., Sabine River Investors II, L.L.C., El Paso EPN Investments, L.L.C. and GulfTerra GP Holding Company (including the form of Second Amended and Restated Limited Liability Company Agreement of Enterprise Products GP, LLC, to be entered into in connection with the merger, attached as an exhibit thereto) (Exhibit 2.2 to our Form 8-K filed December 15, 2003); Amendment No. 1 to Parent Company Agreement, dated as of December 15, 2003, by and among Enterprise Products Partners L.P., Enterprise Products GP, LLC, Enterprise Products GTM, LLC, El Paso Corporation, Sabine River Investors I, L.L.C., Sabine River Investors II, L.L.C., El Paso EPN Investments, L.L.C. and GulfTerra GP Holding Company, dated as of April 19, 2004 (including the forms of Second Amended and Restated Limited Liability Company Agreement of Enterprise Products GP, LLC, Exchange and Registration Rights Agreement and Performance Guaranty, to be entered into by the parties named therein in connection with the merger of Enterprise and GulfTerra, attached as Exhibits 1, 2 and 3, respectively, thereto) (Exhibit 2.1 to our Form 8-K filed April 21, 2004); Second Amended and Restated Limited Liability Company Agreement of GulfTerra Energy Company, L.L.C., adopted by GulfTerra GP Holding Company, a Delaware corporation, and Enterprise Products GTM, LLC, a Delaware limited liability company, as of December 15, 2003 (Exhibit 2.3 to our Form 8-K filed December 15, 2003); Purchase and Sale Agreement (Gas Plants), dated as of December 15, 2003, by and between El Paso Corporation, El Paso Field Services Management, Inc., El Paso Transmission, L.L.C., El Paso Field Services Holding Company and Enterprise Products Operating L.P. (Exhibit 2.4 to our Form 8-K filed December 15, 2003)

2	.B.1	Purchase and Sale Agreement, dated as of January 14, 2005, by and among Enterprise GP Holdings, L.P., Sabine River Investors I, L.L.C., Sabine River Investors II, L.L.C., El Paso Corporation and GulfTerra GP Holding Company (Exhibit 2.B.1 to our 2004 Form 10-K)

3	.A	Second Amended and Restated Certificate of Incorporation effective as of May 16, 2005 (Exhibit 3.A to our Current Report on Form 8-K filed May 31, 2005)

3	.B	By-Laws effective as of July 31, 2003 (Exhibit 3.B to our 2003 Second Quarter Form 10-Q)

4	.A	Indenture dated as of May 10, 1999 (the “Indenture”), by and between El Paso and HSBC Bank USA (as successor to JPMorgan Chase Bank (formerly The Chase Manhattan Bank)), as Trustee (Exhibit 4.A to our 2004 Form 10-K)

4	.B	Eighth Supplemental Indenture to the Indenture (Exhibit 4.A to our Current Report on Form 8-K filed June 26, 2002)

4	.C	Ninth Supplemental Indenture to the Indenture (Exhibit 4.A to our Current Report on Form 8-K filed July 1, 2005)

4	.D	Form of 7.625% Senior Note due August 16, 2007 (included in Exhibit 4.C)

Exhibit No.		Exhibit

4	.E	Registration Rights Agreement, dated July 1, 2005, by and among El Paso Corporation and the Remarketing Agent party thereto (Exhibit 10.A to our Current Report on Form 8-K filed July 1, 2005)

*5	.A	Opinion of Andrews Kurth LLP as to the legality of the securities offered hereby

*8	.A	Opinion of Andrews Kurth LLP regarding material U.S. federal income tax matters

10	.A	Amended and Restated Credit Agreement dated as of November 23, 2004, among El Paso Corporation, ANR Pipeline Company, Colorado Interstate Gas Company, El Paso Natural Gas Company, Tennessee Gas Pipeline Company, the several banks and other financial institutions from time to time parties thereto and JPMorgan Chase Bank, N.A., as administrative agent and as collateral agent (Exhibit 10.A to our Form 8-K filed November 29, 2004); Amended and Restated Subsidiary Guarantee Agreement dated as of November 23, 2004, made by each of the Subsidiary Guarantors, as defined therein, in favor of JPMorgan Chase Bank, N.A., as collateral agent (Exhibit 10.C to our Form 8-K filed November 29, 2004); Amended and Restated Parent Guarantee Agreement dated as of November 23, 2004, made by El Paso Corporation, in favor of JPMorgan Chase Bank, N.A., as Collateral Agent (Exhibit 10.D to our Form 8-K filed November 29, 2004)

10	.B	Amended and Restated Security Agreement dated as of November 23, 2004, among El Paso Corporation, ANR Pipeline Company, Colorado Interstate Gas Company, El Paso Natural Gas Company, Tennessee Gas Pipeline Company, the Subsidiary Grantors and certain other credit parties thereto and JPMorgan Chase Bank, N.A., not in its individual capacity, but solely as collateral agent for the Secured Parties and as the depository bank (Exhibit 10.B to our Form 8-K filed November 29, 2004)

10	.C	$3,000,000,000 Revolving Credit Agreement dated as of April 16, 2003 among El Paso Corporation, El Paso Natural Gas Company, Tennessee Gas Pipeline Company and ANR Pipeline Company, as Borrowers, the Lenders Party thereto, and JPMorgan Chase Bank, as Administrative Agent, ABN AMRO Bank N.V. and Citicorp North America, Inc., as Co-Document Agents, Bank of America, N.A. and Credit Suisse First Boston, as Co-Syndication Agents, J.P. Morgan Securities Inc. and Citigroup Global Markets Inc., as Joint Bookrunners and Co-Lead Arrangers (Exhibit 99.1 to our Form 8-K filed April 18, 2003); First Amendment to the $3,000,000,000 Revolving Credit Agreement and Waiver dated as of March 17, 2004 among El Paso Corporation, El Paso Natural Gas Company, Tennessee Gas Pipeline Company, ANR Pipeline Company and Colorado Interstate Gas Company, as Borrowers, the Lender and JPMorgan Chase Bank, as Administrative Agent, ABN AMRO Bank N.V. and Citicorp North America, Inc., as Co-Documentation Agents, Bank of America, N.A. and Credit Suisse First Boston, as Co-Syndication Agents (Exhibit 10.A.1 to our 2003 Form 10-K); Second Waiver to the $3,000,000,000 Revolving Credit Agreement dated as of June 15, 2004 among El Paso Corporation, El Paso Natural Gas Company, Tennessee Gas Pipeline Company, ANR Pipeline Company and Colorado Interstate Gas Company, as Borrowers, the Lenders party thereto and JPMorgan Chase Bank, as Administrative Agent, ABN AMRO Bank N.V. and Citicorp North America, Inc., as Co-Documentation Agents, Bank of America, N.A. and Credit Suisse First Boston, as Co-Syndication Agents (Exhibit 10.A.2 to our 2003 Form 10-K); Second Amendment to the $3,000,000,000 Revolving Credit Agreement and Third Waiver dated as of August 6, 2004 among El Paso Corporation, El Paso Natural Gas Company, Tennessee Gas Pipeline Company, ANR Pipeline Company and Colorado Interstate Gas Company, as Borrowers, the Lenders party thereto and JPMorgan Chase Bank, as Administrative Agent, ABN AMRO Bank N.V. and Citicorp North America, Inc., as Co-Documentation Agents, Bank of America, N.A. and Credit Suisse First Boston, as Co-Syndication Agents (Exhibit 99.B to our Form 8-K filed August 10, 2004)

Exhibit No.		Exhibit

10	.D	$1,000,000,000 Amended and Restated 3-Year Revolving Credit Agreement dated as of April 16, 2003 among El Paso Corporation, El Paso Natural Gas Company and Tennessee Gas Pipeline Company, as Borrowers, The Lenders Party Thereto, and JPMorgan Chase Bank, as Administrative Agent, ABN AMRO Bank N.V. and Citicorp North America, Inc., as Co-Document Agents, Bank of America, N.A., as Syndication Agent, J.P. Morgan Securities Inc. and Citigroup Global Markets Inc., as Joint Bookrunners and Co-Lead Arrangers. (Exhibit 99.2 to our Form 8-K filed April 18, 2003)

10	.E	Security and Intercreditor Agreement dated as of April 16, 2003 Among El Paso Corporation, the Persons Referred to therein as Pipeline Company Borrowers, the Persons Referred to therein as Grantors, Each of the Representative Agents, JPMorgan Chase Bank, as Credit Agreement Administrative Agent and JPMorgan Chase Bank, as Collateral Agent, Intercreditor Agent, and Depository Bank. (Exhibit 99.3 to our Form 8-K filed April 18, 2003)

+10	.F	1995 Compensation Plan for Non-Employee Directors Amended and Restated effective as of December 4, 2003 (Exhibit 10.F to our 2003 Form 10-K)

+10	.G	Stock Option Plan for Non-Employee Directors Amended and Restated effective as of January 20, 1999 (Exhibit 10.G to our 2004 Form 10-K); Amendment No. 1 effective as of July 16, 1999 to the Stock Option Plan for Non-Employee Directors (Exhibit 10.G.1 to our 2004 Form 10-K); Amendment No. 2 effective as of February 7, 2001 to the Stock Option Plan for Non-Employee Directors (Exhibit 10.F.1 to our 2001 First Quarter Form 10-Q)

+10	.H	2001 Stock Option Plan for Non-Employee Directors effective as of January 29, 2001 (Exhibit 10.1 to our Form S-8, Registration No. 333-64240, filed June 29, 2001); Amendment No. 1 effective as of February 7, 2001 to the 2001 Stock Option Plan for Non-Employee Directors (Exhibit 10.G.1 to our 2001 Form 10-K); Amendment No. 2 effective as of December 4, 2003 to the 2001 Stock Option Plan for Non-Employee Directors (Exhibit 10.H.1 to our 2003 Form 10-K)

+10	.I	1995 Omnibus Compensation Plan Amended and Restated effective as of August 1, 1998 (Exhibit 10.I to our 2004 Form 10-K); Amendment No. 1 effective as of December 3, 1998 to the 1995 Omnibus Compensation Plan (Exhibit 10.I.1 to our 2004 Form 10-K); Amendment No. 2 effective as of January 20, 1999 to the 1995 Omnibus Compensation Plan (Exhibit 10.I.2 to our 2004 Form 10-K)

+10	.J	1999 Omnibus Incentive Compensation Plan dated January 20, 1999 (Exhibit 10.1 to our Form S-8, Registration No. 333-78979, filed May 20, 1999); Amendment No. 1 effective as of February 7, 2001 to the 1999 Omnibus Incentive Compensation Plan (Exhibit 10.V.1 to our 2001 First Quarter Form 10-Q); Amendment No. 2 effective as of May 1, 2003 to the 1999 Omnibus Incentive Compensation Plan (Exhibit 10.I.1 to our 2003 Second Quarter Form 10-Q)

+10	.K	2001 Omnibus Incentive Compensation Plan effective as of January 29, 2001 (Exhibit 10.1 to our Form S-8, Registration No. 333-64236, filed June 29, 2001); Amendment No. 1 effective as of February 7, 2001 to the 2001 Omnibus Incentive Compensation Plan (Exhibit 10.J.1 to our 2001 Form 10-K); Amendment No. 2 effective as of April 1, 2001 to the 2001 Omnibus Incentive Compensation Plan (Exhibit 10.J.1 to our 2002 Form 10-K); Amendment No. 3 effective as of July 17, 2002 to the 2001 Omnibus Incentive Compensation Plan (Exhibit 10.J.1 to our 2002 Second Quarter Form 10-Q); Amendment No. 4 effective as of May 1, 2003 to the 2001 Omnibus Incentive Compensation Plan (Exhibit 10.J.1 to our 2003 Second Quarter Form 10-Q); Amendment No. 5 effective as of March 8, 2004 to the 2001 Omnibus Incentive Compensation Plan (Exhibit 10.K.1 to our 2003 Form 10-K)

+10	.L	Supplemental Benefits Plan Amended and Restated effective December 7, 2001 (Exhibit 10.K to our 2001 Form 10-K); Amendment No. 1 effective as of November 7, 2002 to the Supplemental Benefits Plan (Exhibit 10.K.1 to our 2002 Form 10-K); Amendment No. 3 effective December 17, 2004 to the Supplemental Benefits Plan (Exhibit 10.UU to our 2004 Third Quarter Form 10-Q); Amendment No. 2 effective as of June 1, 2004 to the Supplemental Benefits Plan (Exhibit 10.L.1 to our 2004 Form 10-K)

Exhibit No.		Exhibit

+10	.M	Senior Executive Survivor Benefit Plan Amended and Restated effective as of August 1, 1998 (Exhibit 10.M to our 2004 Form 10-K); Amendment No. 1 effective as of February 7, 2001 to the Senior Executive Survivor Benefit Plan (Exhibit 10.I.1 to our 2001 First Quarter Form 10-Q); Amendment No. 2 effective as of October 1, 2002 to the Senior Executive Survivor Benefit Plan (Exhibit 10.L.1 to our 2002 Form 10-K)

+10	.N	Key Executive Severance Protection Plan Amended and Restated effective as of August 1, 1998 (Exhibit 10.N to our 2004 Form 10-K); Amendment No. 1 effective as of February 7, 2001 to the Key Executive Severance Protection Plan (Exhibit 10.K.1 to our 2001 First Quarter Form 10-Q); Amendment No. 2 effective as of November 7, 2002 to the Key Executive Severance Protection Plan (Exhibit 10.N.1 to our 2002 Form 10-K); Amendment No. 3 effective as of December 6, 2002 to the Key Executive Severance Protection Plan (Exhibit 10.N.1 to our 2002 Form 10-K); Amendment No. 4 effective as of September 2, 2003 to the Key Executive Severance Protection Plan (Exhibit 10.N.1 to our 2003 Third Quarter Form 10-Q)

+10	.O	2004 Key Executive Severance Protection Plan effective as of March 9, 2004 (Exhibit 10.P to our 2003 Form 10-K)

+10	.P	Director Charitable Award Plan Amended and Restated effective as of August 1, 1998 (Exhibit 10.P to our 2004 Form 10-K); Amendment No. 1 effective as of February 7, 2001 to the Director Charitable Award Plan (Exhibit 10.L.1 to our 2001 First Quarter Form 10-Q); Amendment No. 2 effective as of December 4, 2003 to the Director Charitable Award Plan (Exhibit 10.Q.1 to our 2003 Form 10-K)

+10	.Q	Strategic Stock Plan Amended and Restated effective as of December 3, 1999 (Exhibit 10.1 to our Form S-8, Registration No. 333-94717, filed January 14, 2000); Amendment No. 1 effective as of February 7, 2001 to the Strategic Stock Plan (Exhibit 10.M.1 to our 2001 First Quarter Form 10-Q); Amendment No. 2 effective as of November 7, 2002 to the Strategic Stock Plan; Amendment No. 3 effective as of December 6, 2002 to the Strategic Stock Plan and Amendment No. 4 effective as of January 29, 2003 to the Strategic Stock Plan (Exhibit 10.P.1 to our 2002 Form 10-K)

+10	.R	Domestic Relocation Policy effective November 1, 1996 (Exhibit 10.R to our 2004 Form 10-K)

+10	.S	Executive Award Plan of Sonat Inc. Amended and Restated effective as of July 23, 1998, as amended May 27, 1999 (Exhibit 10.S to our 2004 Form 10-K); Termination of the Executive Award Plan of Sonat Inc. (Exhibit 10.K.1 to our 2000 Second Quarter Form 10-Q)

+10	.T	Omnibus Plan for Management Employees Amended and Restated effective as of December 3, 1999 (Exhibit 10.A to our Form S-8, Registration No. 333-52100, filed December 18, 2000); Amendment No. 1 effective as of December 1, 2000 to the Omnibus Plan for Management Employees (Exhibit 10.A to our Form S-8, Registration No. 333-52100, filed December 18, 2000); Amendment No. 2 effective as of February 7, 2001 to the Omnibus Plan for Management Employees (Exhibit 10.U.1 to our 2001 First Quarter Form 10-Q); Amendment No. 3 effective as of December 7, 2001 to the Omnibus Plan for Management Employees (Exhibit 10.1 to our Form S-8, Registration No. 333-82506, filed February 11, 2002); Amendment No. 4 effective as of December 6, 2002 to the Omnibus Plan for Management Employees (Exhibit 10.T.1 to our 2002 Form 10-K)

+10	.U	El Paso Production Companies Long-Term Incentive Plan effective as of January 1, 2003 (Exhibit 10.AA to our 2003 First Quarter Form 10-Q); Amendment No. 1 effective as of June 6, 2003 to the El Paso Production Companies Long-Term Incentive Plan (Exhibit 10.AA.1 to our 2003 Second Quarter Form 10-Q); Amendment No. 2 effective as of December 31, 2003 to the El Paso Production Companies Long-Term Incentive Plan (Exhibit 10.V.1 to our 2003 Form 10-K)

Exhibit No.		Exhibit

+10	.V	Severance Pay Plan Amended and Restated effective as of October 1, 2002; Supplement No. 1 to the Severance Pay Plan effective as of January 1, 2003; and Amendment No. 1 to Supplement No. 1 effective as of March 21, 2003 (Exhibit 10.Z to our 2003 First Quarter Form 10-Q); Amendment No. 2 to Supplement No. 1 effective as of June 1, 2003 (Exhibit 10.Z.1 to our 2003 Second Quarter Form 10-Q); Amendment No. 3 to Supplement No. 1 effective as of September 2, 2003 (Exhibit 10.Z.1 to our 2003 Third Quarter Form 10-Q); Amendment No. 4 to Supplement No. 1 effective as of October 1, 2003 (Exhibit 10.W.1 to our 2003 Form 10-K); Amendment No. 5 to Supplement No. 1 effective as of February 2, 2004 (Exhibit 10.W.2 to our 2003 Form 10-K)

+10	.W	Employment Agreement Amended and Restated effective as of February 1, 2001 between El Paso and William A. Wise (Exhibit 10.O to our 2000 Form 10-K)

+10	.X	Letter Agreement dated July 16, 2004 between El Paso Corporation and D. Dwight Scott. (Exhibit 10.VV to our 2004 Third Quarter Form 10-Q)

+10	.Y	Letter Agreement dated July 15, 2003 between El Paso and Douglas L. Foshee (Exhibit 10.U to our 2003 Third Quarter Form 10-Q)

+10	.Y.1	Letter Agreement dated December 18, 2003 between El Paso and Douglas L. Foshee (Exhibit 10.BB.1 to our 2003 Form 10-K)

+10	.Z	Letter Agreement dated January 6, 2004 between El Paso and Lisa A. Stewart (Exhibit 10.CC to our 2003 Form 10-K)

+10	.AA	Form of Indemnification Agreement of each member of the Board of Directors effective November 7, 2002 or the effective date such director was elected to the Board of Directors, whichever is later (Exhibit 10.FF to our 2002 Form 10-K)

+10	.BB	Form of Indemnification Agreement executed by El Paso for the benefit of each officer listed in Schedule A thereto, effective December 17, 2004 (Exhibit 10.WW to our 2003 Third Quarter Form 10-Q)

+10	.CC	Indemnification Agreement executed by El Paso for the benefit of Douglas L. Foshee, effective December 17, 2004 (Exhibit 10.XX to our 2003 Third Quarter Form 10-Q)

10	.DD	Master Settlement Agreement dated as of June 24, 2003, by and between, on the one hand, El Paso Corporation, El Paso Natural Gas Company, and El Paso Merchant Energy, L.P.; and, on the other hand, the Attorney General of the State of California, the Governor of the State of California, the California Public Utilities Commission, the California Department of Water Resources, the California Energy Oversight Board, the Attorney General of the State of Washington, the Attorney General of the State of Oregon, the Attorney General of the State of Nevada, Pacific Gas & Electric Company, Southern California Edison Company, the City of Los Angeles, the City of Long Beach, and classes consisting of all individuals and entities in California that purchased natural gas and/or electricity for use and not for resale or generation of electricity for the purpose of resale, between September 1, 1996 and March 20, 2003, inclusive, represented by class representatives Continental Forge Company, Andrew Berg, Andrea Berg, Gerald J. Marcil, United Church Retirement Homes of Long Beach, Inc., doing business as Plymouth West, Long Beach Brethren Manor, Robert Lamond, Douglas Welch, Valerie Welch, William Patrick Bower, Thomas L. French, Frank Stella, Kathleen Stella, John Clement Molony, SierraPine, Ltd., John Frazee and Jennifer Frazee, John W.H.K. Phillip, and Cruz Bustamante (Exhibit 10.HH to our 2003 Second Quarter Form 10-Q)

10	.EE	Agreement With Respect to Collateral dated as of June 11, 2004, by and among El Paso Production Oil & Gas USA, L.P., a Delaware limited partnership, Bank of America, N.A., acting solely in its capacity as Collateral Agent under the Collateral Agency Agreement, and The Office of the Attorney General of the State of California, acting solely in its capacity as the Designated Representative under the Designated Representative Agreement (Exhibit 10.HH to our 2003 Form 10-K)

Exhibit No.		Exhibit

10	.FF	Joint Settlement Agreement submitted and entered into by El Paso Natural Gas Company, El Paso Merchant Energy Company, El Paso Merchant Energy-Gas, L.P., the Public Utilities Commission of the State of California, Pacific Gas & Electric Company, Southern California Edison Company and the City of Los Angeles (Exhibit 10.II to our 2003 Second Quarter Form 10-Q)

10	.GG	Swap Settlement Agreement dated effective as of August 16, 2004, among the Company, El Paso Merchant Energy, L.P., East Coast Power Holding Company L.L.C. and ECTMI Trutta Holdings LP (Exhibit 10.A to our Form 8-K filed October 15, 2004, and terminated as described in our Form 8-K filed December 3, 2004)

10	.HH	Purchase Agreement dated April 11, 2005, by and among El Paso Corporation and the Initial Purchasers party thereto (Exhibit 10.A to our Form 8-K filed April 15, 2005)

+10	.II	Agreement and General Release dated May 4, 2005, by and between El Paso Corporation and John W. Somerhalder II (Exhibit 10.A to our Form 8-K filed May 4, 2005)

10	.JJ	El Paso Corporation 2005 Compensation Plan for Non-Employee Directors (Exhibit 10.A to our Form 8-K filed on May 31, 2005)

10	.KK	El Paso Corporation 2005 Omnibus Incentive Compensation Plan (Exhibit 10.B to our Form 8-K filed on May 31, 2005)

10	.LL	El Paso Corporation Employee Stock Purchase Plan, Amended and Restated Effective as of July 1, 2005. (Exhibit 10.E to our 2005 Second Quarter Form 10-Q)

10	.MM	Form of Indemnification Agreement executed by El Paso for the benefit of each officer listed in Schedule A thereto, effective August 4, 2005. (Exhibit 10.G to our 2005 Second Quarter Form 10-Q)

12	.A	Statement of computation of ratio of earnings to fixed charges (previously filed)

21		Subsidiaries of El Paso (Exhibit 21 to our 2004 Form 10-K)

23	.A	Consent of Independent Registered Public Accounting Firm, PricewaterhouseCoopers LLP (Houston) (previously filed)

23	.B	Consent of Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP (Detroit) (previously filed)

23	.C	Consent of Ryder Scott Company, L.P. (previously filed)

*23	.D	Consent of Andrews Kurth LLP (included in Exhibit 5.A)

24	.A	Powers of Attorney (included on signature page) (previously filed)

25	.A	Statement of Eligibility and Qualification of HSBC Bank USA, National Association (previously filed)

99	.A	Form of Letter of Transmittal (previously filed)

99	.B	Form of Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 (previously filed)

99	.C	Form of Notice of Guaranteed Delivery (previously filed)

99	.D	Form of Letter to Brokers, Dealers, Commercial Banks, Trust Companies and Other Nominees (previously filed)

99	.E	Form of Letter to Clients (previously filed)

99	.F	Form of Exchange Agent Agreement (previously filed)

SIGNATURES
      Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Amendment No. 1 to registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on this 14th day of September, 2005.

EL PASO CORPORATION

By:	/s/ Douglas L. Foshee

Douglas L. Foshee
President and Chief Executive Officer
      Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment No. 1 to registration statement has been signed by the following persons in the capacities and on the dates as indicated.

Signature	Title	Date

* Ronald L. Kuehn, Jr.	Chairman of the Board, Director	September 14, 2005

/s/ Douglas L. Foshee Douglas L. Foshee	President, Chief Executive Officer and Director (Principal Executive Officer)	September 14, 2005

/s/ D. Mark Leland D. Mark Leland	Executive Vice President and Chief Financial Officer (Principal Financial Officer)	September 14, 2005

/s/ Jeffrey I. Beason Jeffrey I. Beason	Senior Vice President and Controller (Principal Accounting Officer)	September 14, 2005

* Juan Carlos Braniff	Director	September 14, 2005

* James L. Dunlap	Director	September 14, 2005

* Robert W. Goldman	Director	September 14, 2005

* Anthony W. Hall, Jr.	Director	September 14, 2005

* Thomas R. Hix	Director	September 14, 2005

* William H. Joyce	Director	September 14, 2005

Signature		Title	Date

* J. Michael Talbert		Director	September 14, 2005

* Robert F. Vagt		Director	September 14, 2005

* John L. Whitmire		Director	September 14, 2005

* Joe B. Wyatt		Director	September 14, 2005

*By	/s/ Robert W. Baker Robert W. Baker, Attorney-in-Fact

EXHIBIT LIST
      Each exhibit identified below is filed as part of this registration statement. Exhibits not incorporated by reference to a prior filing or previously filed are designated by an “*”; all exhibits not so designated are incorporated herein by reference to a prior filing as indicated. Exhibits designated with a “+” constitute a management contract or compensatory plan or arrangement required to be filed as an exhibit to this registration statement pursuant to Item 601(b)(10) of Regulation S-K.

Exhibit No.		Exhibit

2	.A	Merger Agreement, dated as of December 15, 2003, by and among Enterprise Products Partners L.P., Enterprise Products GP, LLC, Enterprise Products Management LLC, GulfTerra Energy Partners, L.P. and GulfTerra Energy Company, L.L.C. (including the form of Assumption Agreement to be entered into in connection with the merger, attached as an exhibit thereto) (Exhibit 2.1 to our Form 8-K filed December 15, 2003)

2	.B	Parent Company Agreement, dated as of December 15, 2003, by and among Enterprise Products Partners L.P., Enterprise Products GP, LLC, Enterprise Products GTM, LLC, El Paso Corporation, Sabine River Investors I, L.L.C., Sabine River Investors II, L.L.C., El Paso EPN Investments, L.L.C. and GulfTerra GP Holding Company (including the form of Second Amended and Restated Limited Liability Company Agreement of Enterprise Products GP, LLC, to be entered into in connection with the merger, attached as an exhibit thereto) (Exhibit 2.2 to our Form 8-K filed December 15, 2003); Amendment No. 1 to Parent Company Agreement, dated as of December 15, 2003, by and among Enterprise Products Partners L.P., Enterprise Products GP, LLC, Enterprise Products GTM, LLC, El Paso Corporation, Sabine River Investors I, L.L.C., Sabine River Investors II, L.L.C., El Paso EPN Investments, L.L.C. and GulfTerra GP Holding Company, dated as of April 19, 2004 (including the forms of Second Amended and Restated Limited Liability Company Agreement of Enterprise Products GP, LLC, Exchange and Registration Rights Agreement and Performance Guaranty, to be entered into by the parties named therein in connection with the merger of Enterprise and GulfTerra, attached as Exhibits 1, 2 and 3, respectively, thereto) (Exhibit 2.1 to our Form 8-K filed April 21, 2004); Second Amended and Restated Limited Liability Company Agreement of GulfTerra Energy Company, L.L.C., adopted by GulfTerra GP Holding Company, a Delaware corporation, and Enterprise Products GTM, LLC, a Delaware limited liability company, as of December 15, 2003 (Exhibit 2.3 to our Form 8-K filed December 15, 2003); Purchase and Sale Agreement (Gas Plants), dated as of December 15, 2003, by and between El Paso Corporation, El Paso Field Services Management, Inc., El Paso Transmission, L.L.C., El Paso Field Services Holding Company and Enterprise Products Operating L.P. (Exhibit 2.4 to our Form 8-K filed December 15, 2003)

2	.B.1	Purchase and Sale Agreement, dated as of January 14, 2005, by and among Enterprise GP Holdings, L.P., Sabine River Investors I, L.L.C., Sabine River Investors II, L.L.C., El Paso Corporation and GulfTerra GP Holding Company (Exhibit 2.B.1 to our 2004 Form 10-K)

3	.A	Second Amended and Restated Certificate of Incorporation effective as of May 16, 2005 (Exhibit 3.A to our Current Report on Form 8-K filed May 31, 2005)

3	.B	By-Laws effective as of July 31, 2003 (Exhibit 3.B to our 2003 Second Quarter Form 10-Q)

4	.A	Indenture dated as of May 10, 1999 (the “Indenture”), by and between El Paso and HSBC Bank USA (as successor to JPMorgan Chase Bank (formerly The Chase Manhattan Bank)), as Trustee (Exhibit 4.A to our 2004 Form 10-K)

4	.B	Eighth Supplemental Indenture to the Indenture (Exhibit 4.A to our Current Report on Form 8-K filed June 26, 2002)

4	.C	Ninth Supplemental Indenture to the Indenture (Exhibit 4.A to our Current Report on Form 8-K filed July 1, 2005)

4	.D	Form of 7.625% Senior Note due August 16, 2007 (included in Exhibit 4.C)

4	.E	Registration Rights Agreement, dated July 1, 2005, by and among El Paso Corporation and the Remarketing Agent party thereto (Exhibit 10.A to our Current Report on Form 8-K filed July 1, 2005)

*5	.A	Opinion of Andrews Kurth LLP as to the legality of the securities offered hereby

*8	.A	Opinion of Andrews Kurth LLP regarding material U.S. federal income tax matters

Exhibit No.		Exhibit

10	.A	Amended and Restated Credit Agreement dated as of November 23, 2004, among El Paso Corporation, ANR Pipeline Company, Colorado Interstate Gas Company, El Paso Natural Gas Company, Tennessee Gas Pipeline Company, the several banks and other financial institutions from time to time parties thereto and JPMorgan Chase Bank, N.A., as administrative agent and as collateral agent (Exhibit 10.A to our Form 8-K filed November 29, 2004); Amended and Restated Subsidiary Guarantee Agreement dated as of November 23, 2004, made by each of the Subsidiary Guarantors, as defined therein, in favor of JPMorgan Chase Bank, N.A., as collateral agent (Exhibit 10.C to our Form 8-K filed November 29, 2004); Amended and Restated Parent Guarantee Agreement dated as of November 23, 2004, made by El Paso Corporation, in favor of JPMorgan Chase Bank, N.A., as Collateral Agent (Exhibit 10.D to our Form 8-K filed November 29, 2004)

10	.B	Amended and Restated Security Agreement dated as of November 23, 2004, among El Paso Corporation, ANR Pipeline Company, Colorado Interstate Gas Company, El Paso Natural Gas Company, Tennessee Gas Pipeline Company, the Subsidiary Grantors and certain other credit parties thereto and JPMorgan Chase Bank, N.A., not in its individual capacity, but solely as collateral agent for the Secured Parties and as the depository bank (Exhibit 10.B to our Form 8-K filed November 29, 2004)

10	.C	$3,000,000,000 Revolving Credit Agreement dated as of April 16, 2003 among El Paso Corporation, El Paso Natural Gas Company, Tennessee Gas Pipeline Company and ANR Pipeline Company, as Borrowers, the Lenders Party thereto, and JPMorgan Chase Bank, as Administrative Agent, ABN AMRO Bank N.V. and Citicorp North America, Inc., as Co-Document Agents, Bank of America, N.A. and Credit Suisse First Boston, as Co-Syndication Agents, J.P. Morgan Securities Inc. and Citigroup Global Markets Inc., as Joint Bookrunners and Co-Lead Arrangers (Exhibit 99.1 to our Form 8-K filed April 18, 2003); First Amendment to the $3,000,000,000 Revolving Credit Agreement and Waiver dated as of March 17, 2004 among El Paso Corporation, El Paso Natural Gas Company, Tennessee Gas Pipeline Company, ANR Pipeline Company and Colorado Interstate Gas Company, as Borrowers, the Lender and JPMorgan Chase Bank, as Administrative Agent, ABN AMRO Bank N.V. and Citicorp North America, Inc., as Co-Documentation Agents, Bank of America, N.A. and Credit Suisse First Boston, as Co-Syndication Agents (Exhibit 10.A.1 to our 2003 Form 10-K); Second Waiver to the $3,000,000,000 Revolving Credit Agreement dated as of June 15, 2004 among El Paso Corporation, El Paso Natural Gas Company, Tennessee Gas Pipeline Company, ANR Pipeline Company and Colorado Interstate Gas Company, as Borrowers, the Lenders party thereto and JPMorgan Chase Bank, as Administrative Agent, ABN AMRO Bank N.V. and Citicorp North America, Inc., as Co-Documentation Agents, Bank of America, N.A. and Credit Suisse First Boston, as Co-Syndication Agents (Exhibit 10.A.2 to our 2003 Form 10-K); Second Amendment to the $3,000,000,000 Revolving Credit Agreement and Third Waiver dated as of August 6, 2004 among El Paso Corporation, El Paso Natural Gas Company, Tennessee Gas Pipeline Company, ANR Pipeline Company and Colorado Interstate Gas Company, as Borrowers, the Lenders party thereto and JPMorgan Chase Bank, as Administrative Agent, ABN AMRO Bank N.V. and Citicorp North America, Inc., as Co-Documentation Agents, Bank of America, N.A. and Credit Suisse First Boston, as Co-Syndication Agents (Exhibit 99.B to our Form 8-K filed August 10, 2004)

10	.D	$1,000,000,000 Amended and Restated 3-Year Revolving Credit Agreement dated as of April 16, 2003 among El Paso Corporation, El Paso Natural Gas Company and Tennessee Gas Pipeline Company, as Borrowers, The Lenders Party Thereto, and JPMorgan Chase Bank, as Administrative Agent, ABN AMRO Bank N.V. and Citicorp North America, Inc., as Co-Document Agents, Bank of America, N.A., as Syndication Agent, J.P. Morgan Securities Inc. and Citigroup Global Markets Inc., as Joint Bookrunners and Co-Lead Arrangers. (Exhibit 99.2 to our Form 8-K filed April 18, 2003)

10	.E	Security and Intercreditor Agreement dated as of April 16, 2003 Among El Paso Corporation, the Persons Referred to therein as Pipeline Company Borrowers, the Persons Referred to therein as Grantors, Each of the Representative Agents, JPMorgan Chase Bank, as Credit Agreement Administrative Agent and JPMorgan Chase Bank, as Collateral Agent, Intercreditor Agent, and Depository Bank. (Exhibit 99.3 to our Form 8-K filed April 18, 2003)

+10	.F	1995 Compensation Plan for Non-Employee Directors Amended and Restated effective as of December 4, 2003 (Exhibit 10.F to our 2003 Form 10-K)

Exhibit No.		Exhibit

+10	.G	Stock Option Plan for Non-Employee Directors Amended and Restated effective as of January 20, 1999 (Exhibit 10.G to our 2004 Form 10-K); Amendment No. 1 effective as of July 16, 1999 to the Stock Option Plan for Non-Employee Directors (Exhibit 10.G.1 to our 2004 Form 10-K); Amendment No. 2 effective as of February 7, 2001 to the Stock Option Plan for Non-Employee Directors (Exhibit 10.F.1 to our 2001 First Quarter Form 10-Q)

+10	.H	2001 Stock Option Plan for Non-Employee Directors effective as of January 29, 2001 (Exhibit 10.1 to our Form S-8, Registration No. 333-64240, filed June 29, 2001); Amendment No. 1 effective as of February 7, 2001 to the 2001 Stock Option Plan for Non-Employee Directors (Exhibit 10.G.1 to our 2001 Form 10-K); Amendment No. 2 effective as of December 4, 2003 to the 2001 Stock Option Plan for Non-Employee Directors (Exhibit 10.H.1 to our 2003 Form 10-K)

+10	.I	1995 Omnibus Compensation Plan Amended and Restated effective as of August 1, 1998 (Exhibit 10.I to our 2004 Form 10-K); Amendment No. 1 effective as of December 3, 1998 to the 1995 Omnibus Compensation Plan (Exhibit 10.I.1 to our 2004 Form 10-K); Amendment No. 2 effective as of January 20, 1999 to the 1995 Omnibus Compensation Plan (Exhibit 10.I.2 to our 2004 Form 10-K)

+10	.J	1999 Omnibus Incentive Compensation Plan dated January 20, 1999 (Exhibit 10.1 to our Form S-8, Registration No. 333-78979, filed May 20, 1999); Amendment No. 1 effective as of February 7, 2001 to the 1999 Omnibus Incentive Compensation Plan (Exhibit 10.V.1 to our 2001 First Quarter Form 10-Q); Amendment No. 2 effective as of May 1, 2003 to the 1999 Omnibus Incentive Compensation Plan (Exhibit 10.I.1 to our 2003 Second Quarter Form 10-Q)

+10	.K	2001 Omnibus Incentive Compensation Plan effective as of January 29, 2001 (Exhibit 10.1 to our Form S-8, Registration No. 333-64236, filed June 29, 2001); Amendment No. 1 effective as of February 7, 2001 to the 2001 Omnibus Incentive Compensation Plan (Exhibit 10.J.1 to our 2001 Form 10-K); Amendment No. 2 effective as of April 1, 2001 to the 2001 Omnibus Incentive Compensation Plan (Exhibit 10.J.1 to our 2002 Form 10-K); Amendment No. 3 effective as of July 17, 2002 to the 2001 Omnibus Incentive Compensation Plan (Exhibit 10.J.1 to our 2002 Second Quarter Form 10-Q); Amendment No. 4 effective as of May 1, 2003 to the 2001 Omnibus Incentive Compensation Plan (Exhibit 10.J.1 to our 2003 Second Quarter Form 10-Q); Amendment No. 5 effective as of March 8, 2004 to the 2001 Omnibus Incentive Compensation Plan (Exhibit 10.K.1 to our 2003 Form 10-K)

+10	.L	Supplemental Benefits Plan Amended and Restated effective December 7, 2001 (Exhibit 10.K to our 2001 Form 10-K); Amendment No. 1 effective as of November 7, 2002 to the Supplemental Benefits Plan (Exhibit 10.K.1 to our 2002 Form 10-K); Amendment No. 3 effective December 17, 2004 to the Supplemental Benefits Plan (Exhibit 10.UU to our 2004 Third Quarter Form 10-Q); Amendment No. 2 effective as of June 1, 2004 to the Supplemental Benefits Plan (Exhibit 10.L.1 to our 2004 Form 10-K)

+10	.M	Senior Executive Survivor Benefit Plan Amended and Restated effective as of August 1, 1998 (Exhibit 10.M to our 2004 Form 10-K); Amendment No. 1 effective as of February 7, 2001 to the Senior Executive Survivor Benefit Plan (Exhibit 10.I.1 to our 2001 First Quarter Form 10-Q); Amendment No. 2 effective as of October 1, 2002 to the Senior Executive Survivor Benefit Plan (Exhibit 10.L.1 to our 2002 Form 10-K)

+10	.N	Key Executive Severance Protection Plan Amended and Restated effective as of August 1, 1998 (Exhibit 10.N to our 2004 Form 10-K); Amendment No. 1 effective as of February 7, 2001 to the Key Executive Severance Protection Plan (Exhibit 10.K.1 to our 2001 First Quarter Form 10-Q); Amendment No. 2 effective as of November 7, 2002 to the Key Executive Severance Protection Plan (Exhibit 10.N.1 to our 2002 Form 10-K); Amendment No. 3 effective as of December 6, 2002 to the Key Executive Severance Protection Plan (Exhibit 10.N.1 to our 2002 Form 10-K); Amendment No. 4 effective as of September 2, 2003 to the Key Executive Severance Protection Plan (Exhibit 10.N.1 to our 2003 Third Quarter Form 10-Q)

+10	.O	2004 Key Executive Severance Protection Plan effective as of March 9, 2004 (Exhibit 10.P to our 2003 Form 10-K)

Exhibit No.		Exhibit

+10	.P	Director Charitable Award Plan Amended and Restated effective as of August 1, 1998 (Exhibit 10.P to our 2004 Form 10-K); Amendment No. 1 effective as of February 7, 2001 to the Director Charitable Award Plan (Exhibit 10.L.1 to our 2001 First Quarter Form 10-Q); Amendment No. 2 effective as of December 4, 2003 to the Director Charitable Award Plan (Exhibit 10.Q.1 to our 2003 Form 10-K)

+10	.Q	Strategic Stock Plan Amended and Restated effective as of December 3, 1999 (Exhibit 10.1 to our Form S-8, Registration No. 333-94717, filed January 14, 2000); Amendment No. 1 effective as of February 7, 2001 to the Strategic Stock Plan (Exhibit 10.M.1 to our 2001 First Quarter Form 10-Q); Amendment No. 2 effective as of November 7, 2002 to the Strategic Stock Plan; Amendment No. 3 effective as of December 6, 2002 to the Strategic Stock Plan and Amendment No. 4 effective as of January 29, 2003 to the Strategic Stock Plan (Exhibit 10.P.1 to our 2002 Form 10-K)

+10	.R	Domestic Relocation Policy effective November 1, 1996 (Exhibit 10.R to our 2004 Form 10-K)

+10	.S	Executive Award Plan of Sonat Inc. Amended and Restated effective as of July 23, 1998, as amended May 27, 1999 (Exhibit 10.S to our 2004 Form 10-K); Termination of the Executive Award Plan of Sonat Inc. (Exhibit 10.K.1 to our 2000 Second Quarter Form 10-Q)

+10	.T	Omnibus Plan for Management Employees Amended and Restated effective as of December 3, 1999 (Exhibit 10.A to our Form S-8, Registration No. 333-52100, filed December 18, 2000); Amendment No. 1 effective as of December 1, 2000 to the Omnibus Plan for Management Employees (Exhibit 10.A to our Form S-8, Registration No. 333-52100, filed December 18, 2000); Amendment No. 2 effective as of February 7, 2001 to the Omnibus Plan for Management Employees (Exhibit 10.U.1 to our 2001 First Quarter Form 10-Q); Amendment No. 3 effective as of December 7, 2001 to the Omnibus Plan for Management Employees (Exhibit 10.1 to our Form S-8, Registration No. 333-82506, filed February 11, 2002); Amendment No. 4 effective as of December 6, 2002 to the Omnibus Plan for Management Employees (Exhibit 10.T.1 to our 2002 Form 10-K)

+10	.U	El Paso Production Companies Long-Term Incentive Plan effective as of January 1, 2003 (Exhibit 10.AA to our 2003 First Quarter Form 10-Q); Amendment No. 1 effective as of June 6, 2003 to the El Paso Production Companies Long-Term Incentive Plan (Exhibit 10.AA.1 to our 2003 Second Quarter Form 10-Q); Amendment No. 2 effective as of December 31, 2003 to the El Paso Production Companies Long-Term Incentive Plan (Exhibit 10.V.1 to our 2003 Form 10-K)

+10	.V	Severance Pay Plan Amended and Restated effective as of October 1, 2002; Supplement No. 1 to the Severance Pay Plan effective as of January 1, 2003; and Amendment No. 1 to Supplement No. 1 effective as of March 21, 2003 (Exhibit 10.Z to our 2003 First Quarter Form 10-Q); Amendment No. 2 to Supplement No. 1 effective as of June 1, 2003 (Exhibit 10.Z.1 to our 2003 Second Quarter Form 10-Q); Amendment No. 3 to Supplement No. 1 effective as of September 2, 2003 (Exhibit 10.Z.1 to our 2003 Third Quarter Form 10-Q); Amendment No. 4 to Supplement No. 1 effective as of October 1, 2003 (Exhibit 10.W.1 to our 2003 Form 10-K); Amendment No. 5 to Supplement No. 1 effective as of February 2, 2004 (Exhibit 10.W.2 to our 2003 Form 10-K)

+10	.W	Employment Agreement Amended and Restated effective as of February 1, 2001 between El Paso and William A. Wise (Exhibit 10.O to our 2000 Form 10-K)

+10	.X	Letter Agreement dated July 16, 2004 between El Paso Corporation and D. Dwight Scott. (Exhibit 10.VV to our 2004 Third Quarter Form 10-Q)

+10	.Y	Letter Agreement dated July 15, 2003 between El Paso and Douglas L. Foshee (Exhibit 10.U to our 2003 Third Quarter Form 10-Q)

+10	.Y.1	Letter Agreement dated December 18, 2003 between El Paso and Douglas L. Foshee (Exhibit 10.BB.1 to our 2003 Form 10-K)

+10	.Z	Letter Agreement dated January 6, 2004 between El Paso and Lisa A. Stewart (Exhibit 10.CC to our 2003 Form 10-K)

+10	.AA	Form of Indemnification Agreement of each member of the Board of Directors effective November 7, 2002 or the effective date such director was elected to the Board of Directors, whichever is later (Exhibit 10.FF to our 2002 Form 10-K)

Exhibit No.		Exhibit

+10	.BB	Form of Indemnification Agreement executed by El Paso for the benefit of each officer listed in Schedule A thereto, effective December 17, 2004 (Exhibit 10.WW to our 2003 Third Quarter Form 10-Q)

+10	.CC	Indemnification Agreement executed by El Paso for the benefit of Douglas L. Foshee, effective December 17, 2004 (Exhibit 10.XX to our 2003 Third Quarter Form 10-Q)

10	.DD	Master Settlement Agreement dated as of June 24, 2003, by and between, on the one hand, El Paso Corporation, El Paso Natural Gas Company, and El Paso Merchant Energy, L.P.; and, on the other hand, the Attorney General of the State of California, the Governor of the State of California, the California Public Utilities Commission, the California Department of Water Resources, the California Energy Oversight Board, the Attorney General of the State of Washington, the Attorney General of the State of Oregon, the Attorney General of the State of Nevada, Pacific Gas & Electric Company, Southern California Edison Company, the City of Los Angeles, the City of Long Beach, and classes consisting of all individuals and entities in California that purchased natural gas and/or electricity for use and not for resale or generation of electricity for the purpose of resale, between September 1, 1996 and March 20, 2003, inclusive, represented by class representatives Continental Forge Company, Andrew Berg, Andrea Berg, Gerald J. Marcil, United Church Retirement Homes of Long Beach, Inc., doing business as Plymouth West, Long Beach Brethren Manor, Robert Lamond, Douglas Welch, Valerie Welch, William Patrick Bower, Thomas L. French, Frank Stella, Kathleen Stella, John Clement Molony, SierraPine, Ltd., John Frazee and Jennifer Frazee, John W.H.K. Phillip, and Cruz Bustamante (Exhibit 10.HH to our 2003 Second Quarter Form 10-Q)

10	.EE	Agreement With Respect to Collateral dated as of June 11, 2004, by and among El Paso Production Oil & Gas USA, L.P., a Delaware limited partnership, Bank of America, N.A., acting solely in its capacity as Collateral Agent under the Collateral Agency Agreement, and The Office of the Attorney General of the State of California, acting solely in its capacity as the Designated Representative under the Designated Representative Agreement (Exhibit 10.HH to our 2003 Form 10-K)

10	.FF	Joint Settlement Agreement submitted and entered into by El Paso Natural Gas Company, El Paso Merchant Energy Company, El Paso Merchant Energy-Gas, L.P., the Public Utilities Commission of the State of California, Pacific Gas & Electric Company, Southern California Edison Company and the City of Los Angeles (Exhibit 10.II to our 2003 Second Quarter Form 10-Q)

10	.GG	Swap Settlement Agreement dated effective as of August 16, 2004, among the Company, El Paso Merchant Energy, L.P., East Coast Power Holding Company L.L.C. and ECTMI Trutta Holdings LP (Exhibit 10.A to our Form 8-K filed October 15, 2004, and terminated as described in our Form 8-K filed December 3, 2004)

10	.HH	Purchase Agreement dated April 11, 2005, by and among El Paso Corporation and the Initial Purchasers party thereto (Exhibit 10.A to our Form 8-K filed April 15, 2005)

+10	.II	Agreement and General Release dated May 4, 2005, by and between El Paso Corporation and John W. Somerhalder II (Exhibit 10.A to our Form 8-K filed May 4, 2005)

10	.JJ	El Paso Corporation 2005 Compensation Plan for Non-Employee Directors (Exhibit 10.A to our Form 8-K filed on May 31, 2005)

10	.KK	El Paso Corporation 2005 Omnibus Incentive Compensation Plan (Exhibit 10.B to our Form 8-K filed on May 31, 2005)

10	.LL	El Paso Corporation Employee Stock Purchase Plan, Amended and Restated Effective as of July 1, 2005. (Exhibit 10.E to our 2005 Second Quarter Form 10-Q)

10	.MM	Form of Indemnification Agreement executed by El Paso for the benefit of each officer listed in Schedule A thereto, effective August 4, 2005. (Exhibit 10.G to our 2005 Second Quarter Form 10-Q)

12	.A	Statement of computation of ratio of earnings to fixed charges (previously filed)

21		Subsidiaries of El Paso (Exhibit 21 to our 2004 Form 10-K)

23	.A	Consent of Independent Registered Public Accounting Firm, PricewaterhouseCoopers LLP (Houston) (previously filed)

Exhibit No.		Exhibit

23	.B	Consent of Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP (Detroit) (previously filed)

23	.C	Consent of Ryder Scott Company, L.P. (previously filed)

*23	.D	Consent of Andrews Kurth LLP (included in Exhibit 5.A)

24	.A	Powers of Attorney (included on signature page) (previously filed)

25	.A	Statement of Eligibility and Qualification of HSBC Bank USA, National Association (previously filed)

99	.A	Form of Letter of Transmittal (previously filed)

99	.B	Form of Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 (previously filed)

99	.C	Form of Notice of Guaranteed Delivery (previously filed)

99	.D	Form of Letter to Brokers, Dealers, Commercial Banks, Trust Companies and Other Nominees (previously filed)

99	.E	Form of Letter to Clients (previously filed)

99	.F	Form of Exchange Agent Agreement (previously filed)